Taxes payable - Summary of Taxes Payable (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Text Block [Abstract]
Income tax payable	$ 524	$ 3,732
Other taxes payable	4,671	3,058
Total	5,195	6,790
Current	5,035	6,790
Non-current	$ 160	$ 0